                                                                Exhibit 10(lxxx)



                  REAFFIRMATION, AMENDMENT AND ACKNOWLEDGEMENT


          THIS REAFFIRMATION, AMENDMENT AND ACKNOWLEDGEMENT ("Reaffirmation") is dated as of this 30th day of July 1993, by and among Hyster-Yale Materials Handling, Inc. (formerly called Materials Handling Holding Company), a Delaware corporation ("Holdings"), Yale Materials Handling Corporation, a Delaware corporation ("Yale"), and Hyster Company, an Oregon corporation, (formerly Hyster Company, a Nevada corporation) ("Hyster") (Holdings, Yale and Hyster are referred to from time to time hereinafter individually as a "Borrower" and collectively as the "Borrowers"), NACCO Industries, Inc., a Delaware corporation ("NACCO") and Citicorp North America, Inc., a Delaware corporation, individually and as agent (in such capacity, the "Agent") for the Lenders.
(The Borrowers and NACCO are hereinafter from time to time collectively referred to as the "Security Parties"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the "Credit Agreement" (defined below).


                                  WITNESSETH:


          WHEREAS, the Borrowers have requested and the Agent and the Lenders have agreed to amend that certain Credit Agreement dated as of May 26, 1989 among the Borrowers, the Lenders, the Issuing Banks and the Agent (as the same has been amended, supplemented or modified prior to the date hereof, the "Original Credit Agreement");

          WHEREAS, in connection with the Original Credit Agreement, each of the Security Parties executed one or more of the "Security Documents" (as hereinafter defined);

          WHEREAS, the Borrowers, the Lenders, the Issuing Banks and the Agent have agreed to enter into that certain Amended and Restated Credit Agreement (as such Amended and Restated Credit Agreement may be amended, modified or otherwise supplemented from time to time, the "Credit Agreement") of even date herewith pursuant to which the Original Credit Agreement will be further amended in certain respects and restated in its entirety; and

          WHEREAS, as a condition to their execution and delivery of the Credit Agreement, the Lenders and the Agent have required, among other things, that the Security Parties enter into this Reaffirmation.

          NOW THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Borrowers by the Lenders and the Issuing Banks, the parties hereto hereby agree as follows:

          1. DEFINITIONS. Terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. When used herein, the following terms shall have the following meanings:

          "AIRCRAFT SECURITY AGREEMENT" shall mean that certain Aircraft Security Agreement dated as of the Closing Date, executed by Hyster in favor of the Agent with respect to Hyster's aircraft, as amended, modified, restated or supplemented from time to time.

          "AUSTRALIAN PLEDGE AGREEMENT" shall mean that certain Pledge Agreement dated as of the Closing Date, executed by Hyster, evidencing the pledge of stock of Hyster Australia Pty. Limited, as amended, modified, restated or supplemented from time to time.

          "BRAZILIAN PLEDGE AGREEMENT" shall mean that certain Brazilian Pledge Agreement dated as of the Closing Date, executed by Hyster, evidencing the pledge of stock of Companhia Hyster, now known as Hyster Brasil Ltda., as the same has been or may be amended, modified, restated, supplemented or replaced from time to time.

          "HOLDINGS ASSIGNMENT OF RIGHTS" shall mean that certain Assignment of Rights to Payment dated as of the Closing Date, executed by Holdings in favor of the Agent, evidencing the assignment to the Agent, as security for the Obligations, of all of Holdings' rights to receive payment under (i) that certain Agreement and Plan of Merger dated as of April 7, 1989 executed among NACCO, Yale, Nacq I, Esco, Newesco and Hyster and (ii) that certain Agreement and Plan of Merger dated as of April 7, 1989 executed among NACCO, Yale, Hyster, Newesco and NACQ II.

          "HOLDINGS GUARANTY" shall mean that certain Guaranty dated the Closing Date, executed by Holdings in favor of the Lenders, evidencing the continuing, unconditional guaranty of payment of the Subsidiary Obligations, as the same may be amended, supplemented or otherwise modified from time to time.

          "HOLDINGS PLEDGE AGREEMENTS" shall mean (i) that certain Holdings Pledge Agreement dated as of the Closing Date, executed by Holdings in favor of the Agent, for the benefit of the Lenders and the Issuing Banks, relating to the capital stock of Yale and NACCO I Acquisition Corp. and (ii) that certain NACCO I Pledge Agreement dated as of the Closing Date in favor of the Agent for the benefit of the Lenders and the Issuing Banks, relating to the capital stock of Hyster, each as amended, modified, restated or supplemented from time to time.

          "HYSTER ASSIGNMENT" shall mean that certain Assignment of Rights to Payment dated as of the Closing Date, executed by NACCO I Acquisition Corp., evidencing the assignment to the Agent of all of New Nacq I's rights to receive payment under the Asset Transfer and Liability Assumption Agreement dated as of May 19, 1989 between Esco and Newesco, as security for the Subsidiary Obligations to the Lenders under the Credit Agreement.

          "HYSTER DEED OF CHARGE" shall mean that certain Deed of Charge dated the Closing Date, executed by Hyster, evidencing the pledge of stock of Hyster Europe Limited, as amended, modified, restated or supplemented from time to time.

          "HYSTER INTERCOMPANY GUARANTY" shall mean that certain Guaranty dated the Closing Date, executed by Hyster in favor of the Lenders, evidencing Hyster's continuing, unconditional guaranty of payment of the Obligations owing by Yale, as the same may be amended, supplemented or otherwise modified from time to time.

          "HYSTER MORTGAGES" shall mean those certain mortgages and deeds of trust executed by Hyster in favor of the Agent, evidencing the mortgage of Hyster's interest in real property in California, Illinois, Kentucky and Oregon, as the same have been or may be amended, modified or supplemented from time to time.

          "JAPANESE PLEDGE AGREEMENT" shall mean that certain Pledge Agreement dated as of the Closing Date, executed by Yale, evidencing the pledge of stock of Sumitomo Yale Company, Ltd, as amended, modified, restated or supplemented from time to time.

          "LOUISIANA DOCUMENTS" shall mean that certain Collateral Mortgage and Collateral Chattel Mortgage, Collateral Mortgage and Collateral Chattel Mortgage Note, Notice of Assignment, resolutions of the Board of Directors of Hyster, Pledge and Assignment Agreement and Collateral Assignment of Leases and Rents executed by Hyster, evidencing Hyster's pledge of its real and personal property in the state of Louisiana as security for Hyster's Obligations under the Credit Agreement and the Hyster Guaranty, as amended, modified, restated or supplemented from time to time.

          "NACCO PLEDGE AGREEMENT" shall mean that certain NACI Pledge Agreement dated as of the Closing Date, executed by North American Consultants, Inc., a Texas corporation, in favor of the Agent, evidencing the pledge of stock of Holdings as security for the Obligations, as assumed by NACCO pursuant to that certain Assumption Agreement dated as of December 20, 1991 between NACCO and the Agent, as amended, modified, restated or supplemented from time to time.

          "NETHERLANDS PLEDGE AGREEMENT" shall mean that certain Instrument of Pledge dated as of the Closing Date, executed by Hyster and Hyster, B.V., evidencing the pledge of stock of Hyster, B.V., as amended, modified, restated or supplemented from time to time.

          "PLEDGE AGREEMENTS" shall mean, collectively, all of the Pledge Agreements dated as of the Closing Date between Hyster or Yale and the Agent relating to (i) the capital stock of each domestic Subsidiary of such Borrower and (ii) any other Securities owned by such Borrower, as such Pledge Agreements may be amended, supplemented or otherwise modified from time to time.

          "SECURITY AGREEMENTS" shall mean the Security Agreements dated as of the Closing Date, executed and delivered by Holdings, Yale and Hyster, substantially in the forms of EXHIBITS 1.1-A, 1.1-B and 1.1-C to the Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "SECURITY DOCUMENTS" shall mean the Aircraft Security Agreement, the Holdings Assignment of Rights, the Holdings Guaranty, the Holdings Pledge Agreements, the Hyster Assignment, the Hyster Intercompany Guaranty, the Hyster Mortgages, the Louisiana Documents, the NACCO Pledge Agreement, the Australian Pledge Agreement, the Brazilian Pledge Agreement, the Hyster Deed of Charge, the Japanese Pledge Agreement, the Netherlands Pledge Agreement, the Yale Deed of Charge, the Pledge Agreements, the Security Agreements, the Trademark and Patent Security Agreements, the Yale Assignment, the Yale Intercompany Guaranty and the Yale Mortgages, and any other agreements, instruments or other documents executed in connection therewith.

          "TRADEMARK AND PATENT SECURITY AGREEMENTS" shall mean collectively
(i) that certain Trademark Security Agreement dated as of the Closing Date, executed by Hyster in favor of the Agent, evidencing Hyster's agreement with respect to the use and disposition of Hyster's trademarks and related licenses;
(ii) that certain Patent Security Agreement dated as of the Closing Date, executed by Hyster in favor of the Agent, evidencing Hyster's agreement with respect to the use and disposition of Hyster's patents and related licenses;
(iii) that certain Trademark Security Agreement dated as of the Closing Date, executed by Yale in favor of the Agent, evidencing Yale's agreement with respect to the use and disposition of Yale's trademarks and related licenses; and (iv) that certain Patent Security Agreement dated as of the Closing Date, executed by Yale in favor of the Agent, evidencing Yale's agreement with respect to the use and disposition of Yale's patents and related licenses, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

          "YALE ASSIGNMENT" shall mean that certain Assignment of Beneficial Interest dated as of the Closing Date executed by Yale evidencing the collateral assignment of its interest in that certain Illinois business trust known as Yale Financial Services Trust.

          "YALE DEED OF CHARGE" shall mean that certain Deed of Charge dated the Closing Date, executed by Yale, evidencing the pledge of stock of Yale Materials Handling Limited, as amended, modified, restated or supplemented from time to time.

          "YALE INTERCOMPANY GUARANTY" shall mean that certain Guaranty dated the Closing Date, executed by Yale in favor of the Lenders, evidencing Yale's continuing, unconditional guaranty of payment of the Obligations owing by Hyster, as the same may be amended, supplemented or otherwise modified from time to time.

          "YALE MORTGAGES" shall mean those certain mortgages and deeds of trust executed by Yale in favor of the Agent, evidencing the mortgage of Yale's interest in real property in New Jersey and North Carolina, as the same have been or may be amended, modified or supplemented from time to time.

          2.  AMENDMENTS.

          2.1. Each and every reference to the "Credit Agreement" as set forth in the Security Documents, including, without limitation, the Security Agreements, the Hyster Mortgages and the Yale Mortgages, shall mean and refer to the Credit Agreement, as the same has been or may be hereafter amended, restated, modified or supplemented from time to time.

          3.  REAFFIRMATIONS.

          3.1. Each Borrower hereby reaffirms its grant of a security interest in the "Collateral" (as defined in the Security Agreements) as security, in the case of Holdings, for the Obligations, and in the case of Hyster and Yale, for the Subsidiary Obligations.

          3.2. Holdings hereby reaffirms (i) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the Holdings Pledge Agreement) as security for the "Liabilities", (as defined in the Holdings Pledge Agreement), (ii) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the NACCO I Pledge Agreement) as security for the "Liabilities" (as defined in the NACCO I Pledge Agreement) and
(iii) its assignment to the Agent of any and all payments due from "Ameritrust," as trustee under the "Escrow" (as such terms are defined in the Holdings Assignment of Rights), for claims arising under or pursuant to the Hyster Merger Agreement or the Esco Merger Agreement.

          3.3. Hyster hereby reaffirms (i) its grant to the Agent of a security interest in the "Collateral" (as defined in the Aircraft Security Agreement) as security for the "Liabilities" (as defined in the Aircraft Security Agreement), (ii) its grant to the Agent of a security interest in the "Security" (as defined in the Hyster Assignment) as security for the "Liabilities" (as defined in the Hyster Assignment), (iii) its grant to the Agent of a security interest in the "Trust Estate" and "Mortgaged Property" (as such terms are defined in the Hyster Mortgages) as security for the "Liabilities" (as defined in the Hyster Mortgages), (iv) its grant to the Agent of a security interest in the "mortgaged property" and the "Accounts Receivable" (as such terms are defined in the Louisiana Documents) as security for the Subsidiary Obligations, (v) its grant of a security interest in the "Pledged Collateral" (as defined in the Pledge Agreements) as security for the "Liabilities" and the "Obligations" (as defined in the Pledge Agreements), and (vi) its grant of a security interest in the Trademarks, goodwill associated with the "Trademarks", "Licenses" relating to the Trademarks, "Patents" and "Licenses" relating to the Patents (as such terms are defined in the Trademark and Patent Security Agreements) as security for the Subsidiary Obligations.

          3.4. Hyster hereby reaffirms (i) its grant to the Agent of a security interest in the "Collateral" (as defined in the Australian Pledge Agreement) as security for the "Liabilities" (as defined in the Australian Pledge Agreement), (ii) its grant to the Agent of a security interest in the "Pledged Shares" (as defined in the Netherlands Pledge Agreement) as security for the "Obligations" (as defined in the Netherlands Pledge Agreement), (iii) its grant to the Agent of a security interest in the "Pledged Shares" (as defined in the Hyster Deed of Charge) and all other items set forth in Section 2 of the Hyster Deed of Charge, as security for the "Liabilities" (as defined in the Hyster Deed of Charge) and (iv) its grant to the Agent of a security interest in the "Collateral" (as defined in the Brazilian Pledge Agreement) as security for the "Liabilities" (as defined in the Brazilian Pledge Agreement).

          3.5. Yale hereby reaffirms (i) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the Pledge Agreements) as security for the "Liabilities" (as defined in the Pledge Agreements), (ii) its grant of a security interest in the Trademarks, goodwill associated with the "Trademarks", "Licenses" relating to the Trademarks, "Patents" and "Licenses" relating to the Patents (as such terms are defined in the Trademark and Patent Security Agreements) as security for the Subsidiary Obligations, (iii) its grant to the Agent of a security interest in all of Yale's right, title and interest, powers, privileges and other benefits as beneficiary under the "Trust" (as defined in the Yale Assignment) as security for the Subsidiary Obligations and (iv) its grant to the Agent of a security interest in the "Mortgaged Property" and "Trust Estate" (as such terms are defined in the Yale Mortgages) as security for the "Liabilities" (as defined in the Yale Mortgages).

          3.6. Yale hereby reaffirms (i) its grant to the Agent of a security interest in the "Pledged Shares" (as defined in the Yale Deed of Charge) and all other items set forth in Section 2 of the Yale Deed of Charge, as security for the "Liabilities" (as defined in the Yale Deed of Charge) and (ii) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the Japanese Pledge Agreement) as security for the "Pledgor's Obligations" (as defined in the Japanese Pledge Agreement).

          3.7. NACCO hereby reaffirms its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the NACCO Pledge Agreement) as security for the "Liabilities" (as defined in the NACCO Pledge Agreement).

          3.8. Holdings hereby reaffirms its guarantee of the Subsidiary Obligations under the Holdings Guaranty, which Holdings Guaranty remains in full force and effect.

          3.9. Hyster hereby reaffirms its guarantee of Yale's Obligations under the Hyster Intercompany Guaranty, which Hyster Intercompany Guaranty remains in full force and effect.

          3.10. Yale hereby reaffirms its guarantee of Hyster's Obligations under the Yale Intercompany Guaranty, which Yale Intercompany Guaranty remains in full force and effect.

          3.11. Each of the Security Parties hereby reaffirms all of the obligations of such Security Party under the Security Documents and acknowledges that, except as expressly amended pursuant to SECTION 2 of this Reaffirmation, the Security Documents remain in full force and effect.

          4. GOVERNING LAW. This Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York.

          5. HEADINGS. Section headings in this Reaffirmation are included herein for convenience of reference only and shall not constitute a part of this Reaffirmation for any other purpose.

          6. COUNTERPARTS. This Reaffirmation may be executed by one or more of the parties to the Reaffirmation on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the day and year first above written.


                                          NACCO INDUSTRIES, INC.


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                                          HYSTER-YALE MATERIALS HANDLING, INC.


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                                          YALE MATERIALS HANDLING CORPORATION


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                                          HYSTER COMPANY


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                                          CITICORP NORTH AMERICA, INC., as Agent


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